UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 16, 2026

DOGWOOD THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39811	85-4314201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Milton Avenue Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 620-8655

(Former name or former address, if changed since last report): Not Applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	DWTX	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2026, Dogwood Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the amendment to the Company’s Certificate of Incorporation as described in Proposal 3 in Item 5.07 below and in the Company’s definitive proxy statement for its Annual Meeting filed with the Securities and Exchange Commission on April 27, 2026. On June 17, 2026, the Company filed a certificate of amendment to the Certificate of Incorporation with the Secretary of State of Delaware, which became effective upon its filing.

The full text of the certificate of amendment to the Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2026, the Company held its Annual Meeting. Present at the Annual Meeting in person or by proxy were holders of 31,791,500 shares of common stock of the Company, representing 95.17% of the voting power of the shares of common stock of the Company as of the close of business on April 21, 2026, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. All matters voted upon at the Annual Meeting were approved with the required votes. The following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below.

1. Election of Directors.

The following seven nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withheld	Broker Non-Vote
Abel De La Rosa, Ph.D.	28,684,078	7,501	3,099,921
Greg Duncan	28,682,224	9,355	3,099,921
David Keefer	28,680,250	11,329	3,099,921
John C. Thomas, Jr.	28,683,680	7,899	3,099,921
Melvin Toh, M.B.B.S.	28,682,093	9,486	3,099,921
Richard J. Whitley, M.D.	28,678,320	13,259	3,099,921
Alan Yu	28,678,659	12,920	3,099,921

2. Ratification of the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
31,778,192	2,397	10,911	-

3. Approval of the amendment to the Dogwood Therapeutics, Inc. Certificate of Incorporation to increase the number of shares of common stock and preferred stock authorized for issuance.

The amendment to the Certificate of Incorporation was approved with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
28,431,012	243,744	16,823	3,099,921

4. Advisory vote on the frequency of future advisory votes on named executive officer compensation (“Say-on-Frequency” proposal).

The Company’s stockholders approved, by an advisory vote, the Say-on-Frequency proposal, with the following votes tabulated:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
28,682,394	2,534	3,655	2,996	3,099,921

5. Advisory vote on the compensation of our named executive officers (“Say-on-Pay” proposal).

The Company’s stockholders approved, by an advisory vote, the compensation of its named executive officers, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
28,662,176	25,962	3,441	3,099,921

Based upon the results of the stockholder vote on Proposal Four, the Say-on-Frequency proposal, and the Board’s recommendation of “One Year” with respect to said Proposal, the Board has determined that the Company will include a stockholder vote on the compensation of executives in its proxy materials every year, until the next required vote on the frequency of stockholder votes on the compensation of executives as required by Section 14A(a)(2) of the Exchange Act.

Item 9.01	Financial Statement and Exhibits.

(d)Exhibits.

Exhibit Number	Description
3.1*	Certificate of Amendment of Certificate of Incorporation of Dogwood Therapeutics, Inc.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

* Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOGWOOD THERAPEUTICS, INC.

	By:	/s/ Angela Walsh
	Name:	Angela Walsh
	Title:	Chief Financial Officer, Corporate Secretary and Treasurer
June 17, 2026

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